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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                 PROFESSIONAL TRANSPORTATION GROUP LTD., INC.
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             (Exact name of registrant as specified in its charter)

      Georgia                                           58-1915632

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(State of incorporation                          (IRS Employer or organization)
Identification No.)

 5025 Derrick Jones Road, Suite 120, Atlanta, Georgia                30349
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     (Address of principal executive offices)                   (Zip Code)

If this form relates               If this form
to the registration                relates to the
of a class of debt                 registration of a
securities and is                  class of debt
effective upon                     securities and is
filing pursuant to                 to become effective
General Instruction                simultaneously with
please check the                   the effectiveness
following box. / /                 of a concurrent
                                   registration
                                   statement under the
                                   Securities Act of
                                   1933 pursuant to
                                   General Instruction
                                   A(c)(2), please
                                   check the following
                                   box. / /

Securities to be registered pursuant to Section 12(b) of the Act:

Title of Each Class                Name of Each Exchange on Which
to be so Registered                Each Class is to be Registered
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       None
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Securities to be registered pursuant to Section 12(g) of the Act:

                      Common Stock, no par value per share
                      ------------------------------------
                   Redeemable Common Stock Purchase Warrants
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                                (Title of class)

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ITEM 1.           DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.


         The description of the common stock, no par value per share, and redeemable common stock purchase warrants of Professional Transportation Group Ltd., Inc. (the "Company") appearing under the heading "Description of Securities" in the Prospectus included in the Company's Registration Statement on Form SB-2 (Registration No. 333-24619) is incorporated herein by reference.

ITEM 2.           EXHIBITS.

3.1 Amended and Restated Articles of Incorporation (incorporated by reference to Exhibit 3.1 of Registration Statement on Form SB-2, Registration No. 333-24619).

3.2      Amended and Restated Bylaws (incorporated by reference to
         Exhibit 3.2 of Registration Statement on Form SB-2,
         Registration No. 333-24619).

4.1 Specimen common stock certificate (incorporated by reference to Exhibit 4.1 of the Registration Statement on Form SB-2, Registration No. 333-24619).

4.2 Specimen redeemable warrant certificate (incorporated by reference to Exhibit 4.2 of the Registration Statement on Form SB-2, Registration No. 333-24619).

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                                   SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                  PROFESSIONAL TRANSPORTATION GROUP LTD., INC.
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                                                  (Registrant)



                                              By:/s/ Dennis A. Bakal
                                              ---------------------------------
                                                     Dennis A. Bakal
                                                     Chief Executive Officer

Date: May 13, 1997